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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in charter)

Kansas (State or other jurisdiction of incorporation)	1-3368 (Commission File Number)	44-0236370 (IRS Employer Identification Number)
602 Joplin Street, Joplin, Missouri 64801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits. The following exhibits are furnished herewith:
Exhibit No.	Description
99.1	Press Release, dated July 24, 2003, announcing the Company's earnings for the second quarter of 2003 and the twelve month period ended June 30, 2003.

Item 9.    Regulation FD Disclosure.

        Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on July 24, 2003 announcing the Company's earnings for the second quarter of 2003 and for the twelve month period ended June 30, 2003.

Item 12.    Results of Operations and Financial Condition.

        Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on July 24, 2003 announcing the Company's earnings for the second quarter of 2003 and for the twelve month period ended June 30, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY
By	/s/ G. A. KNAPP
Name:	G. A. Knapp
Title:	Vice President—Finance and Chief Financial Officer

Dated: July 24, 2003

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated July 24, 2003, announcing the Company's earnings for the second quarter of 2003 and the twelve month period ended June 30, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index